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                                                                    Exhibit 10.2

                           SECOND AMENDMENT TO LEASE
                           -------------------------

     This SECOND AMENDMENT TO LEASE ("SECOND AMENDMENT") is made as of May __, 1998 by and between the TRUSTEES OF 60 STATE STREET TRUST under Declaration of Trust dated September 10, 1970, recorded with Suffolk Deeds, Book 8389, Page 286, as amended, with an address of c/o Hines, 60 State Street, Boston, Massachusetts 02109 ("LANDLORD"), and HPSC, INC., having a mailing address of 60 State Street, Boston, Massachusetts 02109 ("TENANT").

     REFERENCE is made to a certain lease dated as of March __, 1994, as amended by First Amendment to Lease dated as of January __, 1996, between Landlord and Tenant (the "LEASE") for approximately 11,210 square feet of space on the 35th Floor of the building ("BUILDING") located at 60 State Street, Boston, Massachusetts (the "PREMISES").

     WHEREAS, Landlord and Tenant desire to make certain modifications to the terms and conditions of the Lease including the addition of 2,592 square feet of Rentable Floor Area on the 36th Floor ("ADDITIONAL SPACE"); and

     WHEREAS, Tenant hereby certifies to Landlord, as a material part of the consideration for Landlord entering into this Second Amendment and without which Landlord would not enter into this Second Amendment, as follows:

     (a) the Lease is a valid lease, is in full force and effect, has not been modified, amended or supplemented, and represents the entire agreement between the parties;

     (b) all obligations and conditions under the Lease to be performed by Landlord to the date of this Second Amendment have been satisfied;

     (c) there exists no default or event of default, as those or similar terms may be defined in the Lease ("DEFAULT"), on the part of Landlord of any of the terms and conditions of the Lease, no event has occurred which, with the passing of time or giving of notice or both, would constitute a Default, and Tenant is not entitled to any "free rent", other concession, rent offset, rent deduction, rent abatement or defenses under the Lease;

     (d) to the best of Tenant's knowledge, there is no apparent or likely contamination of the Premises by Hazardous Materials, and Tenant has not used, nor has Tenant disposed of, Hazardous Materials on or about the Premises in violation of any so-called environmental laws. For purposes hereof, the term Hazardous Materials shall mean all chemicals, materials, substances and similar terms defined as or included in the definitions of "hazardous substances", "hazardous wastes", "hazardous materials" or "toxic substances" or words of similar scope or meaning under any applicable local, state or federal law, as same may be amended from time to time, or under regulations pursuant thereto;

     (e) no actions, voluntary or involuntary, are pending, threatened, anticipated or contemplated against or by Tenant under the bankruptcy laws of the United States or any state thereof, or, to the extent same would impair Tenant's ability to perform its obligations under the Lease, as modified by this Second Amendment, under any other laws; and


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     (f)  Tenant has not assigned, sublet, otherwise transferred or encumbered its interest in the Premises or the Lease, and Tenant, and the parties executing this Second Amendment on behalf of Tenant, respectively, have the full right and authority to enter into this Second Amendment.

     NOW, THEREFORE, in consideration of Tenant's certification set forth above, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual promises hereinafter set forth, Landlord and Tenant agree to amend the Lease effective as of the date hereof as follows:

     1. Section 1.1 of the Lease shall be amended by adding the following at the end thereof:

          "With respect to the Additional Space (defined below) the following shall apply:

          TENANT'S ADDITIONAL
           SPACE: Portion of the 36th Floor shown on SECOND AMENDMENT EXHIBIT C attached hereto.

          RENTABLE FLOOR AREA
           OF TENANT'S ADDITIONAL
           SPACE:                         Approximately 2,592 rentable square
                                          feet.

          TENANT'S PROPORTIONATE
           SHARE FOR ADDITIONAL SPACE:    .31% (proportion of Rentable Floor
                                          Area of the Additional Space to 100%
                                          of the Rentable Floor Area of the
                                          Building).

          TERM FOR ADDITIONAL
           SPACE: Co-terminus with the Term for the original Premises which expires on June 30, 2004.

          ADDITIONAL SPACE
           COMMENCEMENT DATE:             July 1, 1998.

          BASE RENT FOR
           ADDITIONAL SPACE:              From the Additional Space Commencement
                                          Date through the expiration of the
                                          Term: $45.00 per square foot; $116,640
                                          per year; $9,720.00 per month.

          PERMITTED USES
           FOR ADDITIONAL SPACE:          Office purposes and no other purpose.

          ELECTRICITY CHARGE
           FOR ADDITIONAL SPACE:          $1.00 per square foot; $2,592.00 per
                                          year; $216.00 per month.

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          TAX EXPENSE BASE FOR
           ADDITIONAL SPACE:              Tenant's Proportionate Share of Tax
                                          Expenses for the 1998 Tax Year (July
                                          1, 1997-June 30, 1998).

          OPERATING EXPENSE BASE
           FOR ADDITIONAL SPACE:          Tenant's Proportionate Share of
                                          Operating Expenses for the 1997
                                          Calendar Year (January 1, 1997-
                                          December 31, 1997).

          TENANT'S MOVING COSTS
           FOR ADDITIONAL SPACE:          None.

          BROKERS FOR ADDITIONAL
           SPACE:                         None.

          PARKING SPACES:                 One (1) additional non-reserved
                                          parking space in the Building Garage
                                          at market rates for the Term of the
                                          Lease through Parking Agreements with
                                          Pilgrim Parking/State Street, Inc."

          From and after the Additional Space Commencement Dale, all references in the Lease to the Premises or to Tenant's Space shall be deemed to be to the entire Premises and the entire Tenant's Space (consisting of the original Premises [11,210 square feet] and the Additional Space for a total of 14,210 square feet) except as otherwise set forth herein and provided that the specific terms set forth in Section 1.1 of the Lease and in the above amendment to Section 1.1 shall apply only to the applicable portion of the Premises."

     2.   The following paragraph shall be added as Section 3.1.1:

               "3.1.1 DELIVERY AND CONDITION OF THE ADDITIONAL SPACE. Landlord shall use reasonable efforts to deliver the Additional Space to Tenant on the Additional Space Commencement Date as set forth herein; provided, however, Landlord shall have no liability, nor shall Tenant have the right to terminate this Second Amendment or the Lease, as a result of Landlord's failure to timely deliver the Additional Space. Tenant acknowledges that Tenant has inspected (or had the opportunity to inspect) the Additional Space, is satisfied with the condition thereof, and Tenant hereby accepts the Additional Space in its "AS IS" condition and waives any existing defect in the condition of the Additional Space (latent or otherwise), Landlord shall have no obligation to improve the Additional Space or the Premises other than to re-carpet and re-paint the Additional Space in accordance with Tenant's written request therefor. Tenant shall be entitled to a tenant allowance of $10.00 per Rentable Square Foot of the Additional Space to be used for any leasehold improvements to the Additional Space, including carpeting and re-painting. Any costs in excess of the foregoing allowance shall be at Tenant's sole cost and expense."

     The Lease is hereby ratified and confirmed and, as modified by this Second Amendment, shall remain in full force and effect. All references appearing in the Lease and in any related instruments shall be attended and read hereafter to be references to the Lease as amended by this


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Second Amendment, All terms which are defined in the Lease shall have the same meanings when used in this Second Amendment (unless a contrary intent is clearly indicated from the context herein).

     This Second Amendment shall have the effect of an agreement under seal and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     EXECUTED under seal as of the date first set forth above.

         LANDLORD:                 TRUSTEES OF 60 STATE STREET TRUST

                                   By: /s/ John A. Pirovano
                                      ---------------------------------------
                                      John A. Pirovano, as Trustee of 60 State
                                      Street Trust, for self and co-Trustees but
                                      not individually

         TENANT:                   HPSC, INC.

                                   By: /s/ John W. Everets
                                      ---------------------------------------
                                      its Chairman and CEO
                                      hereunto duly authorized

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                           SECOND AMENDMENT EXHIBIT C
                           --------------------------

                       Plan of Tenant's Additional Space
                       ---------------------------------




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                               CONSENT OF LENDERS
                               ------------------

     The undersigned hereby acknowledge notice of the Second Amendment to Lease between the Trustees of 60 State Street Trust and HPSC, Inc, dated May __, 1998 and consent thereto.

                          CORNERSTONE PROPERTIES, INC.

                          By: /s/ Scott M. Dalrymple
                             ---------------------------------
                             its Vice President
                             hereunto duly authorized



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                               CONSENT OF LENDERS
                               ------------------

     The undersigned hereby acknowledge notice of the Second Amendment to Lease between the Trustees of 60 State Street Trust and HPSC, Inc. dated May __, 1998 and consent thereto.

                          TEACHERS INSURANCE ANNUITY
                           ASSOCIATION OF AMERICA

                          By: /s/ Joan Herman
                             ---------------------------------

                             its
                             hereunto duly authorized

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